QUARTERLY REPORT
                                 June 30, 1998

                                      FMI
                                   Focus Fund

                                   A NO-LOAD
                                  MUTUAL FUND

                                 FMI Focus Fund
                                                                 August 11, 1998
Dear Fellow Shareholder:

THE VALUE OF A $10,000 INVESTMENT IN THE FMI FOCUS FUND FROM ITS INCEPTION (12/16/96) TO 6/30/98 AS COMPARED TO THE STANDARD & POOR'S 500 AND THE RUSSELL 2000
                       FMI FOCUS FUND  STANDARD & POOR'S 500    RUSSELL 2000
12/16/96                  $10,000             $10,000             $10,000
12/31/96                  $10,245             $10,280             $10,350
3/31/97                   $10,736             $10,549              $9,815
6/30/97                   $12,709             $12,390             $11,406
9/30/97                   $16,796             $13,333             $13,103
12/31/97                  $17,391             $13,712             $12,664
3/31/98                   $19,876             $15,626             $13,938
6/30/98                   $19,689             $16,145             $13,289

RESULTS FROM FUND INCEPTION (12/16/96) THROUGH 6/30/98

                                                         Annualized
                                                      Total Return*<F1>
                                                       Through 6/30/98
                           Total Return*<F1>              From Fund
                             Last 3 Months           Inception 12/16/96
                            ---------------         --------------------
FMI Focus Fund                    (0.9)%                    55.4%
Standard & Poor's 500               3.3%                    36.6%
Russell 2000                      (4.7)%                    20.3%

*<F1> Total return includes change in share prices and in each case includes reinvestments of any dividends, interest and capital gain distributions.

  The FMI Focus Fund closed the second quarter with a year-to-date gain of 13.2%, and with that gain we are pleased to report that the Focus Fund retained it's number one ranking in the capital appreciation category for the twelve months ending June 30, 1998 with a gain of 54.91%, according to Lipper Analytical Services. For the second quarter alone, the Fund was off just under a percent, considerably better than the -4.66% return posted by the Russell 2000 Index, and -2.14% for the S&P Mid-Cap Index. During the quarter, intensive research, and a little scrambling, enabled us to side step some of the disasters that befell many of our small- and mid-cap mutual fund peers. According to Lipper Analytical Services, the average of 642 small-cap funds fell -4.11% in the quarter, and are up just 6.48% year-to-date, while those same statistics for the average of 341 mid-cap funds were -1.40% and 10.66% respectively.

  Our relative outperformance was attributable to significant advances in two of the portfolio's major positions, Jones Intercable and Covance. Covance, a leading provider of research services to major pharmaceutical companies worldwide, has been reporting 20% earnings per share growth, which helped drive the stock price up 13% year-to-date. We have a high level of conviction that Covance can continue to grow revenue and earnings over 20% and remain quite bullish on the stock. Jones Intercable, our focus stock this quarter, appreciated some 37% in the second quarter alone, as the Philadelphia based cable giant Comcast purchased a large block of stock from Bell Canada.

  We felt it appropriate to review Jones, not only because it is our largest position, but also because it is a classic FMI Focus Fund type situation: great franchise, misunderstood, virtually uncovered, and selling at a significant discount to private market value at the time we initiated purchase. It may also prove to be similar to our big winner last year - Bucyrus International, at that time, our largest position. Bucyrus International was virtually unknown in the investment world (even though it is the second largest producer of large mining equipment in the world), was also selling at a healthy discount to private market value, and was ultimately taken private at a big premium.

  In any event, we were attracted to Jones for several reasons. The stock was selling at a big discount to the other publicly held cable stocks, which were attractive in their own right. It looked like Jones had an excellent franchise both demographically and technologically, and there was virtually no Wall Street coverage. Finally, there was a catalyst. After all, Jones's stock had been dormant for years as founder, Glenn Jones, had not exactly established himself as a shareholder oriented manager. However, there was evidence that was about to change, as the Company had announced they were going to roll up various joint ventures into the public parent, sell off non-core assets/properties, and generally realign management and shareholder interests. Being somewhat circumspect about the latter issue, we jumped on a plane to Denver to "kick the tires". What we found confirmed all of the above, and we began accumulating the stock around $12.00. The stock was boosted to the mid-20s recently, on the strength of cable stocks in general, and the Comcast purchase in particular. We believe there is a reasonable chance that Comcast will come back for the rest of Jones. A take out price at about 12 times cash flow, actually on the low end of recent transactions, would put the value of Jones in the mid-30s. And the value should increase over time by the growth in cash flow from operations, and increasing scarcity value, as other cable franchises are bought out.

  Before we wrap-up the second quarter report, we feel compelled to comment on the current "Big-Cap Craze", if for no other reason than to defend our own performance this year, which, while certainly strong in an absolute sense, has trailed the S&P 500. Certainly, we strive to outperform all the major market averages, and would love to do so each and every quarter. But there are periods of time when the vagaries of the market overwhelm even the best stock-pickers. Indeed, there are times when certain sectors of the market become quite speculative, and attempts to keep up or outperform those sectors becomes far too risky, and outside of our disciplined, valuation driven approach. We believe we are going through just such a time. It is now widely understood that a handful of very large, very extravagantly valued companies such as GE, Coke, Microsoft, Lucent Technologies, and Cisco Systems have driven the S&P 500 Index well above the other market benchmarks. Dell Computer has more than doubled this year, and sports a price-to-earnings ratio in the 50s. That is over two times the multiple of the average publicly held company and over three times the median P/E in the FMI Focus Fund. And Dell is in a cutthroat, commodity business. Our view is that there is a mania going on in the 100 or so largest publicly held companies resulting in a basic disconnect between stock prices and underlying fundamentals. Coke, as an example, recently reported its second quarter results of 48 cents vs. 52 cents per share, down 7.7%, as the company was impacted by the Asian flu and negative currency translations. The market reaction to the stock, already valued at well over 50 times earnings, was simply amazing. The stock continued to climb.

  The poor breadth of this market is quite evident when you consider the following statistics:

  Through the first half of this year, the Russell 2000 Index of small companies is up only 4.93%, the S&P Mid-Cap Index 8.63%, but the S&P 500 Index is up 17.75%. The S&P 100 Index has risen by 21.42%. Even more astonishing is that the NASDAQ 100 largest companies have appreciated by over 35%.

  One-half of the stocks in the Russell 2000 Index are down 33% or more from their 52-week high, 21% for the Mid-Cap Index.

  In a NASDAQ comprised of 6,000 stocks, only 50 (less that 1%) accounted for over 100% of the year-to-date gain. The "Nifty 50" enjoys a median price-to-earnings ratio of 57!

  In the S&P 500, 50 stocks, or 10%, accounted for nearly all of the year-to-date performance, and have a median price-to-earnings ratio of 56!

  Over half of the year-to-date gain in the NASDAQ comes from three stocks:
  Microsoft, Dell and Cisco. The price-to-earnings ratio of these three companies is 64, 57, and 60, respectively.

  Again, the market has become so narrow and focused that a handful of companies have rocketed up, while the vast majority of stocks have simply not participated. It is an illusion that the market has been strong this year. Overall it has been weak. Only a few very large companies have enjoyed huge speculative type moves. The only realistic way to have outperformed the market this year would have been to have over-weighted the very stocks we deemed to be the riskiest and most overvalued to begin with.

  We observed four fundamental drivers behind the vast outperformance on the part of the large-cap stocks:

  1. The massive influx of foreign money. Foreign purchases of U.S. equities are running at a record $90 billion annualized rate, up from the $6-8 billion annual pace for most of this decade. Most of this money goes into the 20, or so, largest U.S. companies, largely ignoring valuation and underlying fundamentals.

  2. The surge of money, 401(k) and other, into the S&P 500 Index funds. It's been like "bees to honey" as the S&P has outperformed nearly all active money managers in recent years, and only charge a fraction of the fee. The irony now, though, is that indexing has helped drive the price/earnings ratio of the S&P 500 Index so much higher than the rest of the market, that in effect, investors are paying a large premium to be in the Index.

  3. The negative earnings surprises emanating from the recession/depression conditions across much of Asia. The fallout has been especially harsh in certain industries, such as electronics and commodities such as paper and oil. Stocks in these industries have really suffered. However, the market treatment has been quite uneven. Coke, already selling at 50 times earnings, and whose earnings have indeed been bruised by weak Asian demand and negative currency translations, simply keeps rising because it is part of the foreign and index buying phenomenon. At the same time, smaller- and mid-cap companies that are reporting disappointing earnings get crushed and don't bounce back.

  4. The fourth factor is the interplay with the third factor. Investors have recognized factor three cited above and their actions have served to exacerbate the trends already in place by flocking to what is working, and fleeing from what isn't, again, irrespective of valuation.

  Eventually, the big-cap love fest will run its course, just like it did in the early 70s. If you're tempted to throw in the towel and focus on big-caps, just remember, it took Xerox's stock 20 years to recover from its high in 1973. Ultimately, an individual company's fundamentals determine its stock price. We believe that will work in favor of small-caps - eventually. In the meantime, we continue to focus our efforts on finding strong, growing franchises, selling at reasonable price-to-earnings ratios. With the average NASDAQ stock down over 30% from its 52-week high, despite relative valuations at their lowest levels in ten years, we see terrific opportunities in smaller- to mid-sized companies. We will continue to combine our intensive research efforts, with years of investment experience, to uncover these opportunities, particularly in industries we know well, such as financial services, wire and cable, specialty manufacturing and communications.

  Thank you.

  Sincerely,

  /s/ Ted D. Kellner, C.F.A.     /s/ Richard E. Lane, C.F.A.

  Ted D. Kellner, C.F.A.         Richard E. Lane, C.F.A.
  Portfolio Manager              Portfolio Manager

             225 E. Mason St. o Milwaukee, WI  53202 o 414-226-4555

FMI Focus Fund
STATEMENT OF NET ASSETS
June 30, 1998 (Unaudited)

 SHARES OR                                               QUOTED
 PRINCIPAL                                               MARKET
   AMOUNT                                               VALUE (B)<F3>
  --------                                             ---------
LONG-TERM INVESTMENTS -- 104.5% (A)<F2>
COMMON STOCKS -- 104.5% (A)<F2>
          BANKS/SAVINGS & LOANS -- 13.1%
   5,000  Amcore Financial Inc.                       $  120,000
   8,300  Bay Bancshares, Inc.                           161,850
  36,200  Blackhawk Bancorp, Inc.                        579,200
  10,000  Home Federal Bancorp                           302,500
  20,000  Local Financial Corp.                          260,000
  14,000  Midwest Banc Holdings, Inc.                    245,000
   8,800  National City Bancorporation                   292,600
  16,000  Prime Bancshares, Inc.                         406,000
  12,000  Union Bankshares Ltd.                          186,000
                                                      ----------
                                                       2,553,150
          CABLE TELEVISION & RELATED -- 12.6%
  10,000  ANTEC Corp.                                    231,880
  25,000  Channell Commercial Corp.                      275,000
  21,000  CommScope, Inc.                                339,948
  65,000  Jones Intercable Inc. Cl A                   1,625,000
                                                      ----------
                                                       2,471,828
          CHEMICAL/SPECIALTY MATERIALS -- 2.1%
   8,000  Minerals Technologies Inc.                     407,000

          COMPUTERS & ELECTRONICS -- 6.6%
   8,000  Berg Electronics Corp.                         156,504
   4,000  Flextronics International Ltd.                 174,000
  26,000  MicroTouch Systems, Inc.                       482,638
  14,000  Plexus Corp.                                   278,250
   7,000  Raychem Corp.                                  206,941
                                                      ----------
                                                       1,298,333
          CONSUMER PRODUCTS & RETAIL -- 8.3%
  26,000  Elder-Beerman Stores Corp.                     693,888
  29,000  Jostens, Inc.                                  692,375
   8,000  Renters Choice, Inc.                           227,000
                                                      ----------
                                                       1,613,263
          ENERGY/ENERGY SERVICES -- 2.3%
  12,000  Noble Affiliates, Inc.                         456,000

          FINANCIAL SERVICES -- 6.9%
  13,500  Freedom Securities Corp.                       244,687
  20,000  Heller Financial, Inc.                         600,000
  22,100  Willis Lease Finance Corp.                     505,538
                                                      ----------
                                                       1,350,225
          FOREST PRODUCTS/PAPER -- 2.9%
  25,000  Wausau-Mosinee Paper Corp.                     571,875

          HEALTH INDUSTRIES -- 7.9%
  55,875  Covance Inc.                                 1,257,187
   8,000  Patterson Dental Co.                           293,000
                                                      ----------
                                                       1,550,187
          INDUSTRIAL PRODUCTS -- 2.1%
  13,850  General Cable Corp.                            399,919

          INSURANCE -- 22.2%
   3,000  Ambac Financial Group, Inc.                    175,500
  14,000  Amerin Corp.                                   408,632
  18,160  Delphi Financial Group, Inc.                 1,022,644
  14,000  Enhance Financial Services Group Inc.          472,500
   6,000  Financial Industries Corp.                     116,250
   6,000  MBIA Inc.                                      449,250
   6,200  Motor Club of America                           94,550
   8,000  Reinsurance Group of America, Inc.             473,000
  16,000  Reinsurance Group
              of America, Inc. Non Voting                821,008
  11,000  Stirling Cooke Brown Holdings                  309,375
                                                      ----------
                                                       4,342,709
          MEDIA/COMMUNICATION -- 15.6%
  10,000  Anicom, Inc.                                   148,750
  22,300  Anixter International Inc.                     425,105
  22,000  Imax Corp.                                     501,886
  25,000  Paging Network, Inc.                           350,000
  20,000  PRIMEDIA Inc.                                  271,260
  16,000  Superior TeleCom Inc.                          666,000
  26,500  Tollgrade Communications Inc.                  682,375
                                                      ----------
                                                       3,045,376
TRANSPORTATION -- 1.9%
  10,000  Midwest Express Holdings, Inc.                 361,880
                                                      ----------
               Total common stocks                    20,421,745

OPTIONS -- 0.0% (A)<F2>
     100  General Electric Co. put options,
            expiration September 19, 1998,
            exercise price $80.00 (c)<F4>                  6,875
                                                      ----------
               Total long-term
                 investments                          20,428,620

SHORT-TERM INVESTMENTS -- 0.1% (A)<F2>
          Variable Rate Demand Note
 $15,027  Firstar Bank U.S.A., N.A.                       15,027
                                                      ----------
               Total investments                      20,443,647
          Liabilities, less cash and
             receivables (4.6%) (A)<F2>                 (909,860)
                                                      ----------
               Net Assets                            $19,533,787
                                                      ----------
                                                      ----------
               Net Asset Value Per Share
                 ($0.01 par value 500,000,000
                 shares authorized), offering
                 and redemption price
                 ($19,533,787 / 1,168,336
                 shares outstanding)                 $     16.72
                                                      ----------
                                                      ----------

(a)<F2>Percentages for the various classifications relate to net assets.

(b)<F3>Each security, including securities sold short, but excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Common stocks which are listed on a national securities exchange or the Nasdaq Stock Market but which were not traded on the valuation date are valued at the most recent bid price. Securities sold short which are listed on a national securities exchange or the Nasdaq Stock Market but which were not traded on the valuation date are valued at the most recent ask price. Unlisted equity securities for which market quotations are readily available are valued at the most recent bid price. Options purchased or written by the Fund are valued at the average of the most recent bid and ask prices. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Short-term investments are valued at amortized cost which approximates quoted market value.

(c)<F4>The Fund may buy put options on securities. By buying a put option, the Fund has the right, in return for a premium paid during the term of the option, to sell the securities underlying the option at the exercise price.

For the quarter ended June 30, 1998, the FMI Focus Fund had purchased the following put options:

                                                       # OF
                                                    CONTRACTS         COST
                                                    ---------         -----
   Balance at March 31, 1998                              --
   Options purchased (General Electric Co. - 09/98)      100        $26,750
   Options expired                                        --             --
   Options closed                                         --             --
                                                     -------        -------
   Balance at June 30, 1998                              100        $26,750


                                 FMI FOCUS FUND
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202
                                  414-226-4555

                               BOARD OF DIRECTORS
                                 BARRY K. ALLEN
                                GEORGE D. DALTON
                               PATRICK J. ENGLISH
                                 TED D. KELLNER
                                THOMAS W. MOUNT
                                DONALD S. WILSON

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202

                           CUSTODIAN, TRANSFER AGENT
                         AND DIVIDEND DISBURSING AGENT
                             FIRSTAR TRUST COMPANY
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202
                          800-811-5311 or 414-765-4124

                            INDEPENDENT ACCOUNTANTS
                           PRICEWATERHOUSECOOPERS LLP
                           100 East Wisconsin Avenue
                                   Suite 1500
                          Milwaukee, Wisconsin  53202

                                 LEGAL COUNSEL
                                FOLEY & LARDNER
                           777 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMI Focus Fund unless accompanied or preceded by the Fund's current prospectus. Past performance is not indicative of future performance. Investment return and principal value of an investment may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.